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                                                                 Exhibit (10)(a)

                            BANPONCE FINANCIAL CORP.

                   MEDIUM-TERM NOTE ADMINISTRATIVE PROCEDURES
                          (DATED AS OF AUGUST 1, 1994)


         Medium-Term Notes (collectively, the "Notes") in the aggregate principal amount of up to $500,000,000 are to be offered on a continuous basis by BanPonce Financial Corp. (the "Company") through Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), CS First Boston Corporation ("CS First Boston") and First Chicago Capital Markets, Inc. ("First Chicago") who, as agents (each an "Agent"), have agreed to use their reasonable efforts to solicit offers to purchase the Notes from the Company. The Agents also may purchase Notes as principal for resale.

         The Notes are being sold pursuant to a Distribution Agreement among the Company, BanPonce Corporation (the "Guarantor") and the Agents, dated October 11, 1991, as amended on December 2, 1993 and supplemented on June 16, 1993 and August 1, 1994 (the "Distribution Agreement"). The Notes will be unconditionally guaranteed as to payment of principal, premium, if any, and interest by the Guarantor (the "Guarantees"). The Notes and related Guarantees will be issued pursuant to the Indenture (the "Indenture"), dated as of October 1, 1991, among the Company, the Guarantor and Citibank, N.A., as trustee (the "Trustee"). A Registration Statement (the "Registration Statement", which term shall include any additional registration statements filed in connection with the Notes and related Guarantees as provided in the Distribution Agreement) with respect to the Notes and related Guarantees has been filed with the Securities and Exchange Commission (the "Commission"). The most recent base Prospectus included in the Registration Statement, as supplemented with respect to the Notes and related Guarantees, is herein referred to as the "Prospectus". The most recent supplement to the Prospectus with respect to the specific terms of the Notes is herein referred to as the "Pricing Supplement."

         The Notes will either be issued (a) in book-entry form and represented by one or more fully registered Notes (each, a "Book-Entry Note") delivered to the appropriate Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC, or (b) in certificated form (each, a "Certificated Note") delivered to the purchaser thereof or a person designated by such purchaser. Owners of beneficial interests in Book-Entry Notes will be entitled to physical delivery of Certificated Notes equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Prospectus.
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         General procedures relating to the issuance of all Notes are set forth in Part I hereof. Additionally, Book-Entry Notes will be issued in accordance with the procedures set forth in Part II hereof and Certificated Notes will be issued in accordance with the procedures set forth in Part III hereof. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Indenture or the Notes, as the case may be.

                  PART I: PROCEDURES OF GENERAL APPLICABILITY


Date of Issuance/Authentication:                  Each Note will be dated as
                                                  of the date of its
                                                  authentication by the Trustee
                                                  or its duly appointed
                                                  authenticating agent. Each
                                                  Note shall also bear an
                                                  original issue date (the
                                                  "Original Issue Date").  The
                                                  Original Issue Date shall
                                                  remain the same for all
                                                  Notes subsequently issued
                                                  upon transfer, exchange or
                                                  substitution of an original
                                                  Note regardless of their
                                                  dates of authentication.

Maturities:                                       Each Note will mature on a
                                                  date selected by the
                                                  purchaser and agreed to
                                                  by the Company which is not
                                                  less than nine months nor
                                                  more than thirty years from
                                                  its Original Issue Date;
                                                  provided, however, that Notes
                                                  bearing interest at rates
                                                  determined by reference to
                                                  selected indices ("Floating
                                                  Rate Notes") will mature on
                                                  an Interest Payment Date.

Currencies:                                       Each Note shall be
                                                  denominated in one of the
                                                  currencies or currency units,
                                                  as specified in the relevant
                                                  Pricing Supplement, or in
                                                  such other currency or
                                                  currency unit as may be
                                                  agreed from time to time
                                                  between the Company and each
                                                  Agent and as specified in the
                                                  relevant Pricing Supplement,
                                                  or, if no currency or
                                                  currency unit is specified
                                                  therein, in U.S. dollars.
                                                  Notes denominated in one or
                                                  more currencies or currency
                                                  units other than in U.S.
                                                  dollars are herein referred





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                                           to as "Multi-Currency Notes."  Notes
                                           that have the amount of principal
                                           payments determined by reference to
                                           an index currency are herein
                                           referred to as "Indexed Notes."

Denominations:                             The Notes will be issued in
                                           denominations of $1,000 and integral
                                           multiples thereof.  Any Notes
                                           denominated other than in U.S.
                                           dollars will be issuable in
                                           denominations as set forth in the
                                           relevant Multi-Currency and Indexed
                                           Note Prospectus Supplement.  For
                                           special provisions relating to
                                           Multi-Currency Notes and Indexed
                                           Notes, see the related Multi-
                                           Currency and Indexed Note
                                           Supplement.

Registration:                              Notes will be issued only in fully
                                           registered form.

Redemption/Repayment:                      The Notes will be subject to
                                           repayment at the option of the
                                           Holders thereof in accordance with
                                           the terms of the Notes on their
                                           respective Optional Repayment Dates,
                                           if any.  Optional Repayment Dates,
                                           if any, will be fixed at the time of
                                           sale and set forth in the applicable
                                           Pricing Supplement and in the
                                           applicable Note.  If no Optional
                                           Repayment Dates are indicated with
                                           respect to a Note, such Note will
                                           not be repayable at the option of
                                           the Holder prior to Maturity.

                                           The Notes will be subject to
                                           redemption by the Company on and
                                           after their respective Initial
                                           Redemption Dates, if any.  Initial
                                           Redemption Dates, if any, will be
                                           fixed at the time of sale and set
                                           forth in the applicable Pricing
                                           Supplement and in the applicable
                                           Note.  If no Initial Redemption
                                           Dates are indicated with respect to
                                           a Note, such Note will not be
                                           redeemable prior to Maturity.

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Calculation of
  Interest:                                In the case of Fixed Rate Notes,
                                           interest (including payments for
                                           partial periods) will be calculated
                                           and paid on the basis of a 360-day
                                           year of twelve 30-day months. In
                                           the case of Floating Rate Notes,
                                           interest will be calculated and
                                           paid on the basis of the actual
                                           number of days in the interest
                                           period divided by 360 with the
                                           exception of Treasury Rate Notes
                                           for which interest will be
                                           calculated on the basis of the
                                           actual number of days in the
                                           interest period divided by the
                                           actual number of days in the year.
                                           If an Interest Payment Date with
                                           respect to any Fixed Rate Note
                                           falls on a day that is not a
                                           Business Day (as hereinafter
                                           defined), the payment of interest
                                           required to be made on such
                                           Interest Payment Date need not be
                                           made on such day, but may be made
                                           on the next succeeding Business Day
                                           with the same force and effect as
                                           if made on such Interest Payment
                                           Date and no interest shall accrue on
                                           such payment for the period from
                                           and after such Interest Payment
                                           Date.  If an Interest Payment Date
                                           with respect to any Floating Rate
                                           Note would otherwise fall on a day
                                           that is not a Business Day, such
                                           Interest Payment Date will be the
                                           following day that is a Business
                                           Day, except that in the case of a
                                           LIBOR Note, if such day falls in
                                           the next calendar month, such
                                           Interest Payment Date will be the
                                           preceding day that is a Business
                                           Day.  If the Stated Maturity, or
                                           date of earlier redemption or
                                           repayment, as the case may be, of a
                                           Note is not a Business Day, the
                                           payment of principal and interest
                                           due on such day shall be made on
                                           the next succeeding Business Day
                                           and no interest shall accrue on
                                           such payment for the period from
                                           and after such

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                                           Stated Maturity, or date of earlier
                                           redemption or repayment.  For
                                           special provisions relating to
                                           Multi-Currency Notes and Indexed
                                           Notes, see the related
                                           Multi-Currency and Indexed Note
                                           Prospectus Supplement.

Acceptance and
  Rejection of Offers:                     The Company shall have the sole
                                           right to accept offers to purchase
                                           Notes from the Company and may
                                           reject any such offer in whole or
                                           in part.  Each Agent shall
                                           communicate to the Company, orally
                                           or in writing, each reasonable offer
                                           to purchase Notes from the Company
                                           received by it.  Each Agent shall
                                           have the right, in its discretion
                                           reasonably exercised, without notice
                                           to the Company, to reject any offer
                                           to purchase Notes through it in
                                           whole or in part.

Preparation of
  Pricing Supplement:                      If any offer to purchase a Note is
                                           accepted by the Company, the
                                           Company, with the approval of the
                                           Agent which presented the order (the
                                           "Presenting Agent"), will prepare a
                                           Pricing Supplement reflecting the
                                           terms of such Note and file 10
                                           Pricing Supplements relating to the
                                           Notes with the Commission in
                                           accordance with Rule 424 under the
                                           Act.  Information to be included in
                                           the Pricing Supplement shall
                                           include:

                                                 1.  the name of the Company
                                           and the Guarantor;

                                                 2.  the title of the
                                           securities, including series
                                           designation, if any;

                                                 3.  the date of the Pricing
                                           Supplement and the date of the
                                           Prospectus Supplement to which the
                                           Pricing Supplement relates;

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                                                 4.  the Price to Public (but
                                           only if (a) the trade is being made
                                           on an agency basis and (b) such
                                           Price to Public is other than 100%);

                                                 5.  Net Proceeds to the
                                           Company (but only if (a) the trade
                                           is being made on a principal basis
                                           and (b) the Net Proceeds to the
                                           Company is other than 100%), less
                                           what would have been the applicable
                                           agency commission; and

                                                 6.  the information with
                                           respect to the terms of the Notes
                                           set forth below (whether or not the
                                           applicable Note is a Book-Entry
                                           Note) under "Procedures for Notes
                                           Issued in Book-Entry Form -
                                           Settlement Procedures", items 2, 3,
                                           7, 8 and 9; and

                                                 7.  any other terms of the
                                           Notes not otherwise specified in the
                                           Prospectus of Prospectus Supplement.

                                           One copy of such filed document
                                           will be sent by telecopy or overnight
                                           express (for delivery not later
                                           than 11:00 A.M. on the Business Day
                                           next following the trade date) to the
                                           applicable Presenting Agent at the
                                           following addresses:

                                           To Merrill Lynch:
                                           Merrill Lynch & Co., Tritech
                                           Services, #4 Corporate Place,
                                           Corporate Park 287, Piscataway, New
                                           Jersey 08854, Attention: Nachman
                                           Kimmerling, Final Prospectus Unit,
                                           Telephone:  (908) 878-6526
                                           Telecopy:   (908) 878-6430.


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                                           To CS First Boston:
                                           CS First Boston Corporation, 55
                                           East 52nd Street, New York, New York
                                           10055, Attention: Joseph D. Fashano,
                                           Transaction Advisory Group
                                           Telephone: (212) 909-2107
                                           Telecopy:  (212) 312-0532

                                           To First Chicago:
                                           First Chicago Capital Markets, Inc.
                                           One First National Plaza
                                           Mail Suite 0327
                                           Chicago, Illinois  60670
                                           Attention: MTN Operations Manager
                                           Telephone: (317) 732-9631

                                           The Presenting Agent will cause a
                                           stickered supplemented Prospectus
                                           with the trade confirmation to be
                                           delivered to the purchaser of the
                                           Note.

                                           For record keeping purposes, one copy
                                           of each Pricing Supplement shall
                                           also be mailed or telecopied to each
                                           Agent and the Trustee at the
                                           following respective addresses:

                                           To Merrill Lynch:
                                           Merrill Lynch & Co., Merrill
                                           Lynch, Pierce, Fenner &
                                           Smith Incorporated, Merrill Lynch
                                           World Headquarters, World Financial
                                           Center, North Tower, 10th Floor, New
                                           York, New York 10281-1310,
                                           Attention: MTN Product Management
                                           Telephone: (212) 449-7476
                                           Telecopy:  (212) 449-2234;

                                           To CS First Boston:
                                           CS First Boston Corporation,
                                           55 East 52nd Street,
                                           New York, New York 10055,
                                           Attention: Joseph D. Fashano,
                                           Transaction Advisory Group
                                           Telephone: (212) 909-2107
                                           Telecopy:  (212) 312-0532


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

                                           To First Chicago:
                                           First Chicago Capital Markets, Inc.
                                           One First National Plaza
                                           Mail Suite 0407
                                           Chicago, Illinois  60670-0327
                                           Attention: George L. Woolsey
                                           Telephone: (312) 732-5294
                                           Fax:       (312) 732-4172

                                           To the Trustee:
                                           Citibank, N.A.,
                                           120 Wall Street,
                                           New York, New York 10043,
                                           Attention: Florence Mills

                                           In each instance that a Pricing
                                           Supplement is prepared, the
                                           Presenting Agent will affix the
                                           Pricing Supplement to supplemented
                                           Prospectuses prior to its use.
                                           Outdated Pricing Supplements and the
                                           Prospectuses to which they are
                                           attached (other than those retained
                                           for files) will be destroyed.

Settlement:                                The receipt of immediately available
                                           funds by the Company in payment for
                                           a Note and the authentication and
                                           delivery of such Note, including the
                                           related Guarantee, shall, with
                                           respect to such Note, constitute
                                           "settlement."  Offers accepted by
                                           the Company will be settled at a
                                           time as the purchaser and the
                                           Company shall agree and pursuant to
                                           the timetable for settlement set
                                           forth in Parts II and III hereof
                                           under "Settlement Procedures" with
                                           respect to Book-Entry Notes and
                                           Certificated Notes, respectively
                                           (each such date fixed for
                                           settlement, a "Settlement Date").
                                           If procedures A and B of the
                                           applicable Settlement Procedures
                                           with respect to a particular offer
                                           are not completed on or before the
                                           time set forth under the applicable
                                           "Settlement Procedures Timetable",
                                           such offer shall not be settled
                                           until the Business Day following the
                                           completion of Settlement Procedures
                                           A and B or such


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
                                           later date as the purchaser and the
                                           Company shall agree.

                                           In the event of a purchase of Notes
                                           by the Presenting Agent as principal,
                                           appropriate settlement details will
                                           be set forth in the applicable Terms
                                           Agreement to be entered into between
                                           the Presenting Agent and the Company
                                           pursuant to the Distribution
                                           Agreement.

Procedure for Changing
  Rates or Other
  Variable Terms:                          When a decision has been
                                           reached to change the interest rate
                                           or any other variable term on any
                                           Notes being offered by the Company,
                                           the Company will promptly advise the
                                           Agents and the Agents will forthwith
                                           suspend solicitation of offers to
                                           purchase such Notes.  Each Agent
                                           will telephone the Company with
                                           recommendations as to the changed
                                           interest rates or other variable
                                           terms. At such time as the Company
                                           advises the Agents of the new
                                           interest rates or other variable
                                           terms, the Agents may resume
                                           solicitation of offers to purchase
                                           such Notes.  Until such time, only
                                           "indications of interest" may be
                                           recorded.  Immediately after
                                           acceptance by the Company of an
                                           offer to purchase at a new interest
                                           rate or new variable term, the
                                           Company, the Agents and the Trustee
                                           shall follow the procedures set
                                           forth under the applicable
                                           "Settlement Procedures."

Suspension of
  Solicitation;
  Amendment or
  Supplement:                              The Company may instruct the
                                           Agents to suspend solicitation of
                                           purchases at any time.  Upon receipt
                                           of such instructions, the Agents
                                           will forthwith suspend solicitation
                                           of offers to purchase from the
                                           Company until such time as the

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

                                           Company has advised them that
                                           solicitation of offers to purchase
                                           may be resumed.  If the Company and
                                           the Guarantor decide to amend the
                                           Registration Statement (including
                                           incorporating any documents by
                                           reference therein) or supplement any
                                           of such documents (other than to
                                           change rates or other variable
                                           terms), they will promptly advise
                                           the Agents and, except in the case
                                           of an amendment by the filing of a
                                           document incorporated by reference
                                           in the Registration Statement, will
                                           furnish each Agent and its counsel
                                           with copies of the proposed
                                           amendment or supplement.  One copy
                                           of such filed document, along with a
                                           copy of the cover letter sent to the
                                           Commission, will be delivered or
                                           mailed to the Agents at the
                                           following addresses:

                                           To Merrill Lynch:
                                           Product Management MTNs, Merrill
                                           Lynch Money Markets, Merrill Lynch
                                           World Headquarters, North Tower,
                                           World Financial Center, 23rd Floor,
                                           New York, New York 10281-1218.

                                           To CS First Boston:
                                           CS First Boston Corporation, 55
                                           East 52nd Street, New York, New
                                           York 10055, Attention: Joseph D.
                                           Fashano, Transaction Advisory Group
                                           Telephone: (212) 909-2107
                                           Telecopy:  (212) 312-0532

                                           To First Chicago:
                                           First Chicago Capital Markets, Inc.
                                           One First National Plaza
                                           Mail Suite 0407
                                           Chicago, Illinois 60670-0327
                                           Attention:  George L. Woolsey
                                           Telephone:  (312) 732-5294
                                           Fax:        (312) 732-4172

                                           In the event that at the time
                                           the solicitation of offers to
                                           purchase from the Company is
                                           suspended (other than to change
                                           interest


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
                                           rates or other variable terms) there
                                           shall be any offers to purchase
                                           Notes that have been accepted by the
                                           Company which have not been settled,
                                           the Company will promptly advise the
                                           Agents and the Trustee whether such
                                           offers may be settled and whether
                                           copies of the Prospectus as
                                           theretofore amended and/or
                                           supplemented as in effect at the
                                           time of the suspension may be
                                           delivered in connection with the
                                           settlement of such orders.  The
                                           Company will have the sole
                                           responsibility for such decision and
                                           for any arrangements which may be
                                           made in the event that the Company
                                           determines that such orders may not
                                           be settled or that copies of such
                                           Prospectus may not be so delivered.

Delivery of Prospectus:                    A copy of the most recent Prospectus
                                           and Pricing Supplement must
                                           accompany or precede the earlier of
                                           (a) the written confirmation of a
                                           sale sent to a customer or his agent
                                           and (b) the delivery of Notes to a
                                           customer or his agent.


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
Authenticity of
  Signatures:                              The Agents will have no obligation
                                           or liability to the Company or the
                                           Trustee in respect of the
                                           authenticity of the signature of
                                           any officer, employee or agent of
                                           the Company, the Guarantor or the
                                           Trustee on any Note or related
                                           Guarantee.

Documents Incorporated
  by Reference:                            The Company and the Guarantor shall
                                           supply each Agent with an adequate
                                           supply of all documents
                                           incorporated by reference in the
                                           Registration Statement.

Business Day:                              "Business Day" means any day other
                                           than a Saturday, Sunday, or other
                                           day on which banks in The City of
                                           New York (and, with respect to LIBOR
                                           Notes, the City of London) are
                                           authorized or obligated by law or
                                           executive order to close.  For the
                                           definition of "Business Day" with
                                           respect to Multi-Currency Notes or
                                           Indexed Notes, see the Prospectus
                                           Supplement.

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                    PART II:    PROCEDURES FOR NOTES ISSUED
                                IN BOOK-ENTRY FORM


     In connection with the qualification of Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations from the Company, the Guarantor and the Trustee to DTC, dated August 1, 1994, and a Medium-Term Note Certificate Agreement between the Trustee and DTC, dated October 21, 1988 (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").


Issuance:                                  All Fixed Rate Book-Entry Notes
                                           having the same Original Issue Date,
                                           interest rate, terms of redemption
                                           or repayment, if any, and Stated
                                           Maturity (collectively, the "Fixed
                                           Rate Terms") will be represented
                                           initially by a single global
                                           security in fully registered form
                                           without coupons; and all Floating
                                           Rate Book-Entry Notes having the
                                           same Original Issue Date, interest
                                           rate basis or bases upon which
                                           interest may be determined (each, an
                                           "Interest Rate Basis"), which may be
                                           one or more of the Commercial Paper
                                           Rate, the Treasury Rate, LIBOR, the
                                           CD Rate, the CMT Rate, the Federal
                                           Funds Rate, the Prime Rate, the
                                           Eleventh District Cost of Funds
                                           Rate, any other rate set forth by
                                           the Company, Initial Interest Rate,
                                           Index Maturity, Spread and/or Spread
                                           Multiplier, if any, Minimum Interest
                                           Rate, if any, Maximum Interest Rate,
                                           if any, terms of redemption or
                                           repayment, if any, and Stated
                                           Maturity (collectively, "Floating
                                           Rate Terms") will be represented
                                           initially by a single Book-Entry
                                           Note.

                                           Each Book-Entry Note will be dated
                                           and issued as of the date of its
                                           authentication by the Trustee or its
                                           duly appointed authenticating

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
                                           agent.  Each Book-Entry Note will
                                           bear interest from a date (the
                                           "Interest Accrual Date") which will
                                           be (a) with respect to an original
                                           Book-Entry Note (or any portion
                                           thereof), its Original Issue Date
                                           and (b) with respect to any
                                           Book-Entry Note (or portion thereof)
                                           issued subsequently upon exchange or
                                           transfer of a Book-Entry Note or in
                                           lieu of a destroyed, lost or stolen
                                           Book-Entry Note, the most recent
                                           Interest Payment Date (or, in the
                                           case of Floating Rate Notes with
                                           interest rates which reset daily or
                                           weekly, the day following the most
                                           recent Record Date to which interest
                                           has been paid or duly provided for
                                           on the predecessor Book-Entry Note
                                           or Notes (or if no such payment or
                                           provision has been made, the
                                           Original Issue Date of the
                                           predecessor Book-Entry Note or
                                           Notes), regardless of the date of
                                           authentication of such subsequently
                                           issued Book-Entry Note.  No
                                           Book-Entry Note shall represent any
                                           Certificate Note.

Identification:                            The Agents have arranged with the
                                           CUSIP Service Bureau (the "CUSIP
                                           Service Bureau") of Standard &
                                           Poor's Corporation ("Standard &
                                           Poor's") for the reservation of
                                           approximately 900 CUSIP numbers for
                                           each rank of Notes which have been
                                           reserved for future assignment to
                                           Book-Entry Notes representing Notes
                                           issued in book-entry form and have
                                           delivered to the Company, the
                                           Trustee and DTC an initial written
                                           list of such CUSIP numbers.  The
                                           Trustee will assign CUSIP numbers to
                                           Book-Entry Notes as described below
                                           under Settlement Procedure B. DTC
                                           will notify the CUSIP Service Bureau
                                           periodically of the CUSIP numbers
                                           that the Trustee has assigned to
                                           Book-Entry Notes.  The Trustee will
                                           notify the Company at

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
                                           any time when fewer than 100 of the
                                           respective reserved CUSIP numbers
                                           remain unassigned to Book-Entry
                                           Notes, and, if it deems necessary,
                                           the Company will reserve additional
                                           CUSIP numbers for assignment to
                                           Book-Entry Notes representing Notes
                                           issued in book-entry form.  Upon
                                           obtaining such additional CUSIP
                                           numbers, the Company will deliver a
                                           list of such additional numbers to
                                           the Trustee and DTC.  Book-Entry
                                           Notes having an aggregate principal
                                           amount in excess of $150,000,000 and
                                           otherwise required to be represented
                                           by the same Global Certificate will
                                           instead be represented by two or
                                           more Global Certificates which shall
                                           be assigned the same CUSIP number.

Registration:                              Each Book-Entry Note will be
                                           registered in the name of CEDE &
                                           CO., as nominee for DTC, on the
                                           register maintained by the Trustee
                                           under the Indenture.  The beneficial
                                           owner of a Book-Entry Note (i.e., an
                                           owner of a beneficial interest in a
                                           Book-Entry Note), or one or more
                                           indirect participants in DTC
                                           designated by such owner, will
                                           designate one or more participants
                                           in DTC (with respect to such
                                           Book-Entry Note, the "Participants")
                                           to act as agent for such beneficial
                                           owner in connection with the
                                           book-entry system maintained by DTC,
                                           and DTC will record in book-entry
                                           form, in accordance with
                                           instructions provided by such
                                           Participants, a credit balance with
                                           respect to such Book-Entry Note in
                                           the account of such Participants.
                                           The ownership interest of such
                                           beneficial owner in such Book-Entry
                                           Note will be recorded through the
                                           records of such Participants or
                                           through the separate records of such
                                           Participants and one or more
                                           indirect participants in DTC.


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
Transfers:                                 Transfers of beneficial interests in
                                           a Book-Entry Note will be
                                           accomplished by book entries made by
                                           DTC and, in turn, by Participants
                                           (and in certain cases, one or more
                                           indirect participants in DTC) acting
                                           on behalf of beneficial transferors
                                           and transferees of such Book-Entry
                                           Note.

Exchanges:                                 The Trustee may deliver to DTC and
                                           the CUSIP Service Bureau at any time
                                           a written notice specifying (a) the
                                           CUSIP numbers of two or more
                                           Book-Entry Notes Outstanding on such
                                           date that represent Book-Entry Notes
                                           having the same Fixed Rate Terms or
                                           Floating Rate Terms, as the case
                                           may be, other than Original Issue
                                           Dates, and for which interest has
                                           been paid to the same date; (b) a
                                           date, occurring at least 30 days
                                           after such written notice is
                                           delivered and at least 30 days
                                           before the next Interest Payment
                                           Date for the related Book-Entry
                                           Notes, on which such Book-Entry
                                           Notes shall be exchanged for a
                                           single replacement Book-Entry Note;
                                           and (c) a new CUSIP number to be
                                           assigned to such replacement
                                           Book-Entry Note.  Upon receipt of
                                           such a notice, DTC will send to its
                                           Participants (including the Trustee)
                                           a written reorganization notice to
                                           the effect that such exchange will
                                           occur on such date.  Prior to the
                                           specified exchange date, the Trustee
                                           will deliver to the CUSIP Service
                                           Bureau written notice setting forth
                                           such exchange date and the new CUSIP
                                           number and stating that, as of such
                                           exchange date, the CUSIP numbers of
                                           the Book-Entry Notes to be exchanged
                                           will no longer be valid.  On the
                                           specified exchange date, the Trustee
                                           will exchange such Book-Entry Notes
                                           for a single Book-Entry Note bearing
                                           the new CUSIP number and the CUSIP
                                           numbers of the
                                           exchanged Book-Entry Notes will, in
                                           accordance with CUSIP Service Bureau
                                           procedures, be cancelled and not
                                           immediately reassigned.
                                           Notwithstanding the foregoing, if
                                           the Book-Entry Notes to be
                                           exchanged exceed $150,000,000 in
                                           aggregate principal amount, one
                                           replacement Book-Entry Note will be
                                           authenticated and issued to
                                           represent each $150,000,000 of
                                           principal amount of the exchanged
                                           Book-Entry Notes and an additional
                                           Book-Entry Note will be
                                           authenticated and issued to
                                           represent any remaining principal
                                           amount of such Book-Entry Notes (see
                                           "Denominations" below).

Denominations:                             All Book-Entry Notes will be
                                           denominated in U.S. dollars and will
                                           be issued in denominations of $1,000
                                           and integral multiples thereof.
                                           Book-Entry Notes will be denominated
                                           in principal amounts not in excess
                                           of $150,000,000.  If one or more
                                           Book-Entry Notes having an aggregate
                                           principal amount in excess of
                                           $150,000,000 would, but for the
                                           preceding sentence, be represented
                                           by a single Book-Entry Note, then
                                           one Book-Entry Note will be issued
                                           to represent each $150,000,000
                                           principal amount of such Note or
                                           Notes issued in book-entry form and
                                           an additional Book-Entry Note will
                                           be issued to represent any remaining
                                           principal amount of such Note or
                                           Notes issued in book-entry form.  In
                                           such a case, each of the Book-Entry
                                           Notes shall be assigned the same
                                           CUSIP number.

Interest:                                  General.  Interest on each Note
                                           issued in book-entry form will
                                           accrue from the Interest Accrual
                                           Date of the Book-Entry Note
                                           representing such Note.  Each
                                           payment of interest on a Book-Entry
                                           Note will include interest accrued
                                           through the day preceding, as the
                                           case may
                                           be, the Interest Payment Date
                                           (provided that in the case of
                                           Floating Rate Notes with interest
                                           rates which reset daily or weekly
                                           interest payments will include
                                           interest accrued to and including
                                           the Regular Record Date immediately
                                           preceding the Interest Payment
                                           Date), the Stated Maturity Date,
                                           Redemption Date or Repayment Date.
                                           Interest payable at Maturity of a
                                           Book-Entry Note will be payable to
                                           the Person to whom the principal of
                                           such Note is payable.  DTC will
                                           arrange for each pending deposit
                                           message described under Settlement
                                           Procedure C below to be transmitted
                                           to Standard & Poor's Corporation
                                           ("S&P"), which will use the
                                           information in the message to
                                           include certain terms of the related
                                           Book-Entry Note in the appropriate
                                           daily bond report published by S&P.

                                           Interest Payment Dates.  Interest
                                           payments will be made on each
                                           Interest Payment Date commencing
                                           with the first Interest Payment Date
                                           following the Original Issue Date;
                                           provided, however, the first payment
                                           of interest on any Book-Entry Note
                                           originally issued between a Regular
                                           Record Date and an Interest Payment
                                           Date will occur on the Interest
                                           Payment Date following the next
                                           Regular Record Date.

                                           Fixed Rate Notes.  Interest
                                           payments on Fixed Rate Book-Entry
                                           Notes will be made semiannually on
                                           June 15 and December 15 of each year
                                           and at Maturity.

                                           Floating Rates Notes.  Except as
                                           provided in Part I under
                                           "Calculation of Interest", the
                                           Interest Payment Date for a Floating
                                           Rate Note will be, in the case of
                                           Floating Rate Notes which reset
                                           daily, weekly or monthly, on
                                           the third Wednesday of each month or
                                           on the third Wednesday of March,
                                           June, September and December of each
                                           year as specified in the applicable
                                           Pricing Supplement; in the case of
                                           Floating Rate Notes which reset
                                           quarterly, on the third Wednesday of
                                           March, June, September and December
                                           of each year; in the case of
                                           Floating Rate Notes which reset
                                           semiannually, on the third Wednesday
                                           of the two months of each year
                                           specified in the applicable Pricing
                                           Supplement; or, in the case of
                                           Eleventh District Cost of Funds Rate
                                           Notes, on the first Business Day of
                                           each month or the first Business Day
                                           of each March, June, September or
                                           December as specified in the
                                           applicable Pricing Supplement and in
                                           the case of Floating Rate Notes
                                           which reset annually, on the third
                                           Wednesday of the month specified in
                                           the applicable Pricing Supplement;
                                           and, in each case, at Maturity.  For
                                           additional special provisions
                                           relating to Floating Rate Notes, see
                                           the Prospectus Supplement.

                                           Regular Record Dates.  The Regular
                                           Record Date with respect to any
                                           Interest Payment Date for a Fixed
                                           Rate Note shall be the May 31 or
                                           November 30 preceding such Interest
                                           Payment Date.  The Regular Record
                                           Date with respect to any Interest
                                           Payment Date for any Floating Rate
                                           Note shall be the date 15 calendar
                                           days (whether or not a Business Day)
                                           preceding such Interest Payment
                                           Date.

                                           Notice of Interest Payments and
                                           Regular Record Dates.  On the first
                                           Business Day of January, April, July
                                           and October of each year, the
                                           Trustee will deliver to the Company
                                           and DTC a written list of Regular
                                           Record Dates and Interest Payment

                                           Dates that will occur during the
                                           six-month period beginning on such
                                           first Business Day with respect to
                                           Floating Rate Book-Entry Notes.
                                           Promptly after each Interest
                                           Determination Date for Floating Rate
                                           Book-Entry Notes, the Company will
                                           notify S&P of the interest rates
                                           determined on such Interest
                                           Determination Date.

Payments of Principal
  and Interest:                            Payments of Interest Only.
                                           Promptly after each Regular Record
                                           Date, the Trustee will deliver to
                                           the Company and DTC a written
                                           notice specifying by CUSIP number
                                           the amount of interest to be paid
                                           on each Book-Entry Note issued
                                           under the Indenture on the
                                           following Interest Payment Date
                                           (other than an Interest Payment
                                           Date coinciding with Maturity) and
                                           the total of such amounts.  DTC
                                           will confirm the amount payable on
                                           each Book-Entry Note on such
                                           Interest Payment Date by reference
                                           to the daily bond reports published
                                           by Standard & Poor's.  On such
                                           Interest Payment Date, the Company
                                           will pay to the Trustee, and the
                                           Trustee in turn will pay to DTC,
                                           such total amount of interest due
                                           (other than at Maturity), at the
                                           times and in the manner set forth
                                           below under "Manner of Payment."

                                           Payments at Maturity.
                                           On or about the first Business Day
                                           of each month, the Trustee will
                                           deliver to the Company and DTC a
                                           written list of principal, interest
                                           and premium, if any, to be paid on
                                           each Book-Entry Note issued under
                                           the Indenture having a Maturity in
                                           the following month.  The Trustee
                                           and DTC will confirm the amounts of
                                           such principal, premium and
                                           interest payments with respect to a
                                           Book-Entry Note on or about the fifth
                                           Business Day preceding the

                                           Maturity of such Book-Entry Note.  At
                                           such maturity, the Company will pay
                                           to the Trustee, and the Trustee in
                                           turn will pay to DTC, the principal
                                           amount of such Note, together with
                                           interest and premium, if any, due
                                           at such Maturity, at the times and
                                           in the manner set forth below under
                                           "Manner of Payment."  Promptly after
                                           payment to DTC of the principal,
                                           interest and premium, if any, due
                                           at the Maturity of such Book-Entry
                                           Note, the Trustee will cancel and
                                           destroy such Book-Entry Note and
                                           deliver to the Company a
                                           certificate of destruction therefor.

                                           Manner of Payment.  The total
                                           amount of any principal, premium, if
                                           any, and interest due on Book-Entry
                                           Notes on any Interest Payment Date
                                           or at Maturity shall be paid by the
                                           Company to the Trustee in funds
                                           available for use as of 9:30 a.m.,
                                           New York City time, on such date.
                                           The Company will make such payment
                                           on such Book-Entry Notes by
                                           instructing the Trustee to withdraw
                                           funds from an account maintained by
                                           the Company with the Trustee. The
                                           Company will confirm such
                                           instructions in writing to the
                                           Trustee.  Prior to 10:00 a.m., New
                                           York City time, on such date or as
                                           soon as possible thereafter, the
                                           Trustee will pay by separate wire
                                           transfer (using Fedwire message
                                           entry instructions in a form
                                           previously specified by DTC) to an
                                           account at the Federal Reserve Bank
                                           of New York previously specified by
                                           DTC, in funds available for
                                           immediate use by DTC, each payment
                                           of principal (together with
                                           interest and premium, if any) due
                                           on a Book-Entry Note on such date.
                                           Thereafter on such payment date,
                                           DTC will pay, in accordance with
                                           its SDFS operating procedures then in
                                           effect, such amounts in funds
                                        available for immediate use to the
                                        respective Participants in whose names
                                        such Notes are recorded in the
                                        book-entry system maintained by
                                        DTC. Neither the Company nor the
                                        Trustee shall have any responsibility
                                        or liability for the payment by DTC of
                                        the principal of, or interest on, the
                                        Book-Entry Notes to such Participants.

                                        Withholding Taxes.  The amount of any
                                        taxes required under applicable
                                        law to be withheld from any interest
                                        payment on a Note will be determined
                                        and withheld by the Participant,
                                        indirect participant in DTC or other
                                        Person responsible for forwarding
                                        payments and materials directly to the
                                        beneficial owner of such Note.

Settlement Procedures:                  Settlement Procedures with regard to
                                        each Book-Entry Note sold by the
                                        Agents, as agents of the Company,
                                        will be as follows:

                                        A. The Presenting Agent will advise
                                           the Company by telephone of the
                                           following Settlement information:

                                           1.     Taxpayer identification
                                                  number of the purchaser.

                                           2.     Principal amount of the Note.

                                           3.     Fixed Rate Notes:

                                                  (a)    interest rate

                                                  Floating Rate Notes:

                                                  (a)    interest rate basis;
                                                  (b)    initial interest rate;
                                                  (c)    spread and/or spread
                                                         multiplier, if any;
                                                  (d)    initial interest reset
                                                         dates;

                                                  (e)    interest reset dates;
                                                  (f)    interest payment dates;
                                                  (g)    index maturity;
                                                  (h)    calculation agent;
                                                  (i)    maximum interest rate,
                                                         if any;
                                                  (j)    minimum interest rate,
                                                         if any;
                                                  (k)    alternate rate event
                                                         spread; and
                                                  (l)    interest rate reset
                                                         dates.

                                           5.     Price to public of the Note.

                                           6.     Trade date.

                                           7.     Settlement Date (Original
                                                  Issue Date).

                                           8.     Stated Maturity.

                                           9.     Redemption provisions, if any:

                                                  (a)    Initial Redemption Date
                                                  (b)    Initial Redemption
                                                         Percentage
                                                  (c)    Annual Redemption
                                                         Percentage Reduction

                                           10.    Optional Repayment Date(s),
                                                  if any.

                                           11.    Net proceeds to the Company.

                                           12.    Presenting Agent's commission.

                                        B. The Company will advise the Trustee
                                           by telecopy or other method
                                           acceptable to the Trustee of the
                                           above settlement information
                                           received with respect to each Note
                                           from the

                                           Presenting Agent and shall
                                           confirm to the Trustee that the
                                           principal amount of Notes,
                                           including such Note, issued as of
                                           the relevant Settlement Date shall
                                           not exceed the limit with respect to
                                           the principal amount of Notes
                                           specified in the most recent Company
                                           Order delivered to the Trustee
                                           pursuant to Section 303 of the
                                           Indenture.

                                        C. The Trustee will assign a CUSIP
                                           Number to the Book-Entry Note
                                           and will telephone and advise the
                                           Company and the Presenting Agent of
                                           such CUSIP Number. The Trustee will
                                           communicate to DTC and the
                                           Presenting Agent through DTC's
                                           Participant Terminal System a
                                           pending deposit message specifying
                                           the following settlement
                                           information:

                                           1.     The information set forth in
                                                  Settlement Procedure A.

                                           2.     Identification numbers of the
                                                  participant accounts
                                                  maintained by DTC on behalf
                                                  of the Trustee and the
                                                  Presenting Agent.

                                           3.     Identification as a Fixed Rate
                                                  Book-Entry Note or Floating
                                                  Rate Book-Entry Note.

                                           4.     Initial Interest Payment Date
                                                  for such Note, number of days
                                                  by which such date succeeds
                                                  the related record date for
                                                  DTC purposes (or, in the case
                                                  of Floating Rate Notes which
                                                  reset daily or weekly, the
                                                  date five calendar days
                                                  preceding the Interest
                                                  Payment

                                                  Date) and, if then
                                                  calculable, the amount of
                                                  interest payment on such
                                                  Interest Payment Date (which
                                                  amount shall have been
                                                  confirmed by the Trustee).

                                           5.     CUSIP number of the Book-Entry
                                                  Note representing such Note.

                                           6.     Whether such Book-Entry Note
                                                  represents any other Notes
                                                  issued or to be issued in
                                                  book-entry form.

                                        D. The Company will deliver to the
                                           Trustee a Book-Entry Note
                                           representing such Note in a form
                                           that has been approved by the
                                           Company, the Agents and the Trustee.

                                        E. The Trustee will complete and
                                           authenticate the Book-Entry Note.

                                        F. DTC will credit such Note to the
                                           participant account of the
                                           Trustee maintained by DTC.

                                        G. The Trustee will enter an SDFS
                                           deliver order through DTC's
                                           Participant Terminal System
                                           instructing DTC (i) to debit such
                                           Note to the Trustee's participant
                                           account and credit such Note to the
                                           participant account of the
                                           Presenting Agent maintained by DTC
                                           and (ii) to debit the settlement
                                           account of the Presenting Agent and
                                           credit the settlement account of the
                                           Trustee maintained by DTC, in an
                                           amount equal to the price of such
                                           Note less the Presenting Agent's
                                           commission. Any entry of such a
                                           deliver order shall
                                           be deemed to constitute a
                                           representation and warranty by the
                                           Trustee to DTC that (i) the
                                           Book-Entry Note has been issued and
                                           authenticated and (ii) the Trustee
                                           is holding such Book-Entry Note
                                           pursuant to the Certificate
                                           Agreement between the Trustee and
                                           DTC.

                                        H. The Presenting Agent will enter an
                                           SDFS deliver order through
                                           DTC's Participant Terminal System
                                           instructing DTC (i) to debit such
                                           Note to the Presenting Agent's
                                           participant account and credit such
                                           Note to the participant account of
                                           the Participants maintained by DTC
                                           and (ii) to debit the settlement
                                           accounts of such Participants and
                                           credit the settlement account of the
                                           Presenting Agent maintained by DTC,
                                           in an amount equal to the initial
                                           public offering price of such Note.

                                        I. Transfers of funds in accordance
                                           with SDFS delivery orders described
                                           in Settlement Procedures G and H
                                           will be settled in accordance
                                           with SDFS operating procedures in
                                           effect on the Settlement Date.

                                        J. The Trustee will credit to an
                                           account of the Company maintained by
                                           the Trustee funds available for
                                           immediate use in the amount
                                           transferred to the Trustee in
                                           accordance with Settlement Procedure
                                           G.

                                        K. The Trustee will send a copy of the
                                           Book-Entry Note to the Company
                                           together with a statement setting
                                           forth the principal amount of Notes
                                           Outstanding as of the related

                                           Settlement Date after giving
                                           effect to such transaction and all
                                           other offers to purchase Notes of
                                           which the Company has advised the
                                           Trustee but which have not been
                                           settled.

                                        L. The Presenting Agent will confirm
                                           the purchase of such Note to the
                                           purchaser either by transmitting
                                           to the Participant with respect to
                                           such Note a confirmation order
                                           through DTC's Participant Terminal
                                           System or by mailing a written
                                           confirmation to such purchaser.

Settlement Procedures
  Timetable:                            For offers to purchase Notes
                                        accepted by the Company, Settlement
                                        Procedures "A" through "L" set forth
                                        above shall be completed as soon as
                                        possible but not later than the
                                        respective times (New York City
                                        time) set forth below:

                                        Settlement
                                        Procedure           Time
                                        ----------          ----
                                            A       11:00 a.m. on the trade
                                                    date
                                            B       12:00 noon on the trade
                                                    date
                                            C       2:00 p.m. on the trade
                                                    date
                                            D       3:00 p.m. on the Business
                                                    Day before Settlement Date
                                            E       9:00 a.m. on Settlement
                                                    Date
                                            F       10:00 a.m. on Settlement
                                                    Date
                                            G-H     No later than 2:00 p.m.
                                                    on Settlement Date
                                            I       4:45 p.m. on Settlement
                                                    Date
                                            J-L     5:00 p.m. on Settlement
                                                    Date

                                           If a sale is to be settled
                                           more than one Business Day after the
                                           trade date, Settlement Procedures A,
                                           B, and C may, if necessary, be
                                           completed at any time prior to the
                                           specified times on the first
                                           Business Day after such trade date.
                                           In connection with a sale which is
                                           to be settled more than one Business
                                           Day after the trade date, if the
                                           initial interest rate for a Floating
                                           Rate Note is not known at the time
                                           that Settlement Procedure A is
                                           completed, Settlement Procedures B
                                           and C shall be completed as soon as
                                           such rates have been determined, but
                                           no later than 11:00 a.m. and 2:00
                                           p.m., New York City time,
                                           respectively, on the second Business
                                           Day before the Settlement Date.
                                           Settlement Procedure I is subject to
                                           extension in accordance with any
                                           extension of Fedwire closing
                                           deadlines and in the other events
                                           specified in the SDFS operating
                                           procedures in effect on the
                                           Settlement Date.

                                           If settlement of a Book-Entry Note is
                                           rescheduled or cancelled, the
                                           Company shall notify the Trustee and
                                           the Trustee will deliver to DTC,
                                           through DTC's Participant Terminal
                                           System, a cancellation message to
                                           such effect by no later than 2:00
                                           p.m., New York City time, on the
                                           Business Day immediately preceding
                                           the scheduled Settlement Date.

Failure to Settle:                         If the Trustee has not entered an
                                           SDFS deliver order with respect to a
                                           Book-Entry Note pursuant to
                                           Settlement Procedure G, then upon
                                           written request (which may be
                                           evidenced by facsimile transmission)
                                           of the Company the Trustee shall
                                           deliver to DTC, through DTC's
                                           Participant Terminal System, as soon
                                           as practicable a withdrawal message
                                           instructing DTC to debit
                                           such Note to the participant
                                           account of the Trustee maintained at
                                           DTC.  DTC will process the
                                           withdrawal message, provided that
                                           such participant account contains a
                                           principal amount of the Book-Entry
                                           Note representing such Note that is
                                           at least equal to the principal
                                           amount to be debited. If withdrawal
                                           messages are processed with respect
                                           to all the Notes represented by a
                                           Book-Entry Note, the Trustee will
                                           mark such Book-Entry Note
                                           "cancelled", make appropriate
                                           entries in its records and send such
                                           cancelled Book-Entry Note to the
                                           Company.  The CUSIP number assigned
                                           to such Book-Entry Note shall, in
                                           accordance with CUSIP Service Bureau
                                           procedures, be cancelled and not
                                           immediately reassigned.  If
                                           withdrawal messages are processed
                                           with respect to a portion of the
                                           Notes represented by a Book-Entry
                                           Note, the Trustee will exchange such
                                           Book-Entry Note for two Book-Entry
                                           Notes, one of which shall represent
                                           the Book-Entry Notes for which
                                           withdrawal messages are processed
                                           and shall be cancelled immediately
                                           after issuance, and the other of
                                           which shall represent the other
                                           Notes previously represented by the
                                           surrendered Book-Entry Note and
                                           shall bear the CUSIP number of the
                                           surrendered Book-Entry Note.

                                           If the purchase price for any
                                           Book-Entry Note is not timely paid
                                           to the Participants with respect to
                                           such Note by the beneficial
                                           purchaser thereof (or a person,
                                           including an indirect participant in
                                           DTC, acting on behalf of such
                                           purchaser), such Participants and,
                                           in turn, the Presenting Agent may
                                           enter SDFS deliver orders through
                                           DTC's Participant Terminal System
                                           reversing Settlement Procedures G
                                           and H, respectively.  Thereafter,
                                           the Trustee will deliver the
                                           withdrawal message and take the
                                           related actions described in the
                                           preceding paragraph.  If such
                                           failure shall have occurred for any
                                           reason other than default by the
                                           Presenting Agent to perform its
                                           obligations hereunder or under the
                                           Distribution Agreement, the Company
                                           will reimburse the Presenting Agent
                                           on an equitable basis for its loss
                                           of the use of funds during the
                                           period when the funds were credited
                                           to the account of the Company.

                                           Notwithstanding the foregoing,
                                           upon any failure to settle with
                                           respect to a Book-Entry Note, DTC
                                           may take any actions in accordance
                                           with its SDFS operating procedures
                                           then in effect. In the event of a
                                           failure to settle with respect to a
                                           Note that was to have been
                                           represented by a Book-Entry Note
                                           also representing other Notes, the
                                           Trustee will provide, in accordance
                                           with Settlement Procedures D and E,
                                           for the authentication and issuance
                                           of a Book-Entry Note representing
                                           such remaining Notes and will make
                                           appropriate entries in its records.


                     PART III:  PROCEDURES FOR NOTES ISSUED
                              IN CERTIFICATED FORM

Denominations:                             The Certificated Notes, other than
                                           Index Notes and Multi-Currency
                                           Notes, will be issued in
                                           denominations of $1,000 and integral
                                           multiples thereof.  Index Notes and
                                           Multi-Currency Notes will be issued
                                           in the denominations specified in a
                                           related Multi-Currency and Indexed
                                           Note Prospectus Supplement and
                                           Pricing Supplement.

Interest:                                  Each Certificated Note will bear
                                           interest in accordance with its
                                           terms.  Interest will begin to accrue
                                           on the Original Issue Date of a
                                           Certificated Note for the first
                                           Interest Payment Period and on the
                                           most recent Interest Payment Date to
                                           which interest has been paid for all
                                           subsequent Interest Payment Periods.
                                           Each payment of interest shall
                                           include interest accrued to, but
                                           excluding, the date of such payment.
                                           Interest payments in respect of
                                           Fixed Rate Certificated Notes will
                                           be made semiannually on June 15 and
                                           December 15 of each year and at
                                           Maturity.  However, the first
                                           payment of interest on any
                                           Certificated Note issued between a
                                           Regular Record Date and an Interest
                                           Payment Date will be made on the
                                           Interest Payment Date following the
                                           next succeeding Regular Record Date.
                                           The Regular Record Date with respect
                                           to any Interest Payment Date for a
                                           Fixed Rate Certificated Note shall
                                           be the May 31 or November 30
                                           preceding such Interest Payment
                                           Date.  Interest at Maturity will be
                                           payable to the person to whom the
                                           principal is payable.

                                           Except as provided in Part I under
                                           "Calculation of Interest", the
                                           Interest Payment Date for a Floating
                                           Rate Certificated Note will be, in
                                           the case of Floating Rate Notes
                                           which reset daily, weekly or
                                           monthly, on the third Wednesday of
                                           each month or on the third Wednesday
                                           of March, June, September and
                                           December of each year as specified
                                           in the applicable Pricing
                                           Supplement; in the case of Floating
                                           Rate Notes which reset quarterly, on
                                           the third Wednesday of March, June,
                                           September and December of each year;
                                           in the case of Floating Rate Notes
                                           which reset semiannually, on the
                                           third Wednesday of the two months of
                                           each year specified in the
                                           applicable Pricing Supplement;

                                           or, in the case of Eleventh District
                                           Cost of Funds Rate Notes, on the
                                           first Business Day of each month
                                           or the first Business Day of each
                                           March, June, September or December as
                                           specified in the applicable Pricing
                                           Supplement and in the case of
                                           Floating Rate Notes which reset
                                           annually, on the third Wednesday of
                                           the month specified in the
                                           applicable Pricing Supplement; and,
                                           in each case, at Maturity.  The
                                           Regular Record Date with respect to
                                           a Floating Rate Note shall be the
                                           date 15 calendar days (whether or
                                           not a Business Day) preceding an
                                           Interest Payment Date.

                                           Notwithstanding the above, in the
                                           case of Floating Rate Certificated
                                           Notes having interest rates which
                                           reset daily or weekly, interest
                                           payments shall include accrued
                                           interest from, and including, the
                                           date of issue or from, but
                                           excluding, the last date in respect
                                           of which interest has been accrued
                                           and paid, as the case may be,
                                           through, and including, the Regular
                                           Record Date, except that at Maturity
                                           the interest payable will include
                                           interest accrued to, but excluding,
                                           the date of Maturity.  For
                                           additional special provisions
                                           relating to Floating Rate
                                           Certificated Notes, see the
                                           Prospectus Supplement.

Payments of Principal
  and Interest:                            Upon presentment and delivery of the
                                           Certificated Note, the Trustee or the
                                           Company's duly authorized agent will
                                           pay the principal amount of each
                                           Certificated Note at Maturity and the
                                           final installment of interest in
                                           immediately available funds.  All
                                           interest payments in U.S. dollars on
                                           a Certificated Note, other than
                                           interest due at Maturity, will be
                                           made by check drawn on the Trustee or
                                           the

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
                                           Company's duly authorized agent and
                                           mailed by such Trustee or agent to
                                           the person entitled thereto as
                                           provided in the Certificated Note.
                                           However, the Registered Owners (as
                                           hereinafter defined) of ten million
                                           dollars or more in aggregate
                                           principal amount of the same series
                                           of Certificated Notes (whether
                                           having identical or different terms
                                           and provisions) shall be entitled to
                                           receive payments of interest, other
                                           than at Maturity, by wire transfer
                                           of immediately available funds if
                                           appropriate wire transfer
                                           instructions have been received in
                                           writing by the appropriate Trustee
                                           or such agent not less than 16 days
                                           prior to the applicable Interest
                                           Payment Date.

                                           For special provisions relating to
                                           Multi-Currency Notes and Indexed
                                           Notes, see the related
                                           Multi-Currency and Indexed Note
                                           Prospectus Supplement.

                                           The Trustee will provide monthly to
                                           the Company a list of the principal
                                           and interest in each currency to be
                                           paid on Certificated Notes maturing
                                           in the next succeeding month.  Such
                                           Trustee or agent will be responsible
                                           for withholding taxes on interest
                                           paid as required by applicable law,
                                           but shall be relieved from any such
                                           responsibility if it acts in good
                                           faith and in reliance upon an
                                           opinion of counsel.

                                           Certificated Notes presented to the
                                           Trustee or the Company's duly
                                           authorized agent at Maturity for
                                           payment will be cancelled by such
                                           Trustee or agent.  All cancelled
                                           Certificated Notes held by such
                                           Trustee shall be destroyed, and the
                                           Trustee shall furnish to the Company
                                           a certificate with respect to such
                                           destruction.

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
Settlement Procedures:                  Settlement Procedures with regard to
                                        each Certificated Note purchased
                                        through the Agents, as agents, shall
                                        be as follows:

                                        A. Each Agent will advise the Company
                                           by telephone of the following
                                           Settlement information with regard
                                           to each Certificated Note:

                                           1.     Exact name in which the
                                                  Certificated Note is to be
                                                  registered (the "Registered
                                                  Owner").

                                           2.     Exact address or addresses of
                                                  the Registered Owner for
                                                  delivery, notices and
                                                  payments of principal,
                                                  premium, if any, and
                                                  interest.

                                           3.     Taxpayer identification number
                                                  of the Registered Owner.

                                           4.     Principal amount of the
                                                  Certificated Note.

                                           5.     Denomination of the
                                                  Certificated Note.

                                           6.     Fixed Rate Notes:

                                                  (a)    interest rate

                                                  Floating Rate Notes:

                                                  (a)    interest rate basis
                                                         or bases;
                                                  (b)    initial interest rate;
                                                  (c)    spread or spread
                                                         multiplier, if any;
                                                  (d)    initial interest reset
                                                         date;
                                                  (e)    interest reset dates;
                                                  (f)    interest payment dates;

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
                                                  (g)    index maturity;
                                                  (h)    calculation agent;
                                                  (i)    maximum interest
                                                         rates, if any;
                                                  (j)    minimum interest rate,
                                                         if any;
                                                  (k)    alternate rate event
                                                         spread; and
                                                  (l)    interest determination
                                                         dates

                                                  Indexed Notes:

                                                  (a)    specified currency;
                                                  (b)    indexed currency; and
                                                  (c)    base rate of exchange.

                                           8.     Currency or currency unit in
                                                  which the Certificated Note
                                                  is to be denominated.

                                           9.     Price to public of the
                                                  Certificated Note.

                                           10.    Settlement Date (Original
                                                  Issue Date).

                                           11.    Stated Maturity.

                                           12.    Redemption provisions, if any:

                                                  (a)    Initial Redemption Date
                                                  (b)    Initial Redemption
                                                         Percentage
                                                  (c)    Annual Redemption
                                                         Percentage Reduction

                                           13.    Optional Repayment Date(s), if
                                                  any.

                                           14.    Net proceeds to the Company.

                                           15.    Presenting Agent's commission.

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
                                        B. The Company shall provide to the
                                           Trustee by telecopy or other
                                           method acceptable to the Trustee the
                                           above Settlement information with
                                           respect to each Certificated Note
                                           received from the Agents, the name
                                           of the Presenting Agent and shall
                                           confirm to the Trustee that the
                                           principal amount of Notes, including
                                           such Certificated Note, issued as
                                           of the relevant Settlement Date
                                           shall not exceed the limit with
                                           respect to the principal amount of
                                           Notes specified in the most recent
                                           Company Order delivered to the
                                           Trustee pursuant to Section 303 of
                                           the Indenture. The Company also
                                           shall cause the Trustee or its duly
                                           appointed agent to issue,
                                           authenticate and deliver
                                           Certificated Notes in accordance
                                           with the Settlement Procedures
                                           Timetable set forth below.  The
                                           Company also shall provide to the
                                           Trustee and the Presenting Agent a
                                           copy of the applicable Pricing
                                           Supplement. The Company also shall
                                           provide to the Trustee and the
                                           Presenting Agent a copy of a
                                           Multi-Currency and Indexed Note
                                           Supplement, if applicable.

                                        C. The Trustee or its duly appointed
                                           agent will complete and authenticate
                                           the Certificated Notes, including
                                           the Guarantee, in forms approved by
                                           the Company and the Guarantor, as
                                           the case may be.

                                        D. With respect to each trade, the
                                           Trustee will deliver the
                                           Certificated Notes and one
                                           photocopy thereof to the applicable
                                           Presenting Agent at the following
                                           addresses:

                                           Merrill Lynch & Co., Merrill
                                           Lynch, Pierce, Fenner & Smith
                                           Incorporated, 75 Barclay Street,
                                           Ground Floor, Window C, New York,
                                           New York 10080, Attention:  Kevin
                                           Brennan.

                                           CS First Boston Corporation, Five
                                           World Trade Center, New York,
                                           New York 10048, Attention: Paul
                                           Riley.

                                           First Chicago Capital Markets, Inc.
                                           c/o Bankers Trust, 16 Wall
                                           Street, 5th Floor, Window 51, New
                                           York, New York, 10015,
                                           Attention:  Jim Murray,
                                           Telephone:  (212) 618-2370.

                                           The Trustee will keep Stub 1.  The
                                           Presenting Agent will acknowledge
                                           receipt of the Certificated Note
                                           through a broker's receipt and
                                           will keep the photocopy.  Delivery
                                           of the Certificated Note will be
                                           made only against such
                                           acknowledgement of receipt.

                                           Upon determination that the
                                           Certificated Note, including
                                           the related Guarantee, has been
                                           authorized, delivered and completed
                                           as aforementioned, the Presenting
                                           Agent will wire the net proceeds of
                                           the Certificated Note after
                                           deduction of its applicable
                                           commission to the Company pursuant
                                           to standard wire instructions given
                                           by the Company.

                                        E. The Presenting Agent will deliver
                                           the Certificated Note, the related
                                           Guarantee endorsed

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
                                           thereon, as well as a copy of
                                           the Prospectus and any applicable
                                           Pricing Supplement or Supplements
                                           received from the Trustee, to the
                                           purchaser against payment in
                                           immediately available funds.

                                        F. The Trustee will send a photocopy
                                           of the Certified Note to the Company.

Settlement Procedures
 Timetable:                             For offers to purchase Certificated
                                        Notes accepted by the Company,
                                        Settlement Procedures "A" through "F"
                                        set forth above shall be completed on
                                        or before the respective times set
                                        forth below:

                                        Settlement
                                        Procedure           Time
                                        ---------           ----
                                            A-B     3:00 PM on Business Day
                                                    prior to Settlement
                                            C-D     2:15 PM on Settlement Date
                                            E       3:00 PM on Settlement Date
                                            F       5:00 PM on Settlement Date

Failure to Settle:                      In the event that a purchaser of a
                                        Certificated Note from the Company
                                        shall either fail to accept delivery of
                                        or make payment for a Certificated Note
                                        on the date fixed for settlement, the
                                        Presenting Agent will forthwith notify
                                        the Trustee and the Company by
                                        telephone, confirmed in writing, and
                                        return the Certificated Note to such
                                        Trustee.

                                        The Trustee or the Company's duly
                                        authorized agent, upon receipt of
                                        the Certificated Note from the
                                        Presenting Agent, will immediately
                                        advise the Company, and the Company
                                        will promptly arrange to credit the
                                        account of the Presenting Agent
                                        in an amount of immediately available
                                        funds equal to the amount previously
                                        paid by the Presenting Agent in
                                        settlement for the Certificated Note.
                                        Such credits will be made on the
                                        Settlement Date if possible, and in any
                                        event not later than the Business Day
                                        following the Settlement Date; provided
                                        that the Company has received notice on
                                        the same day.  If such failure shall
                                        have occurred for any reason other than
                                        failure by the Presenting Agent to
                                        perform its obligations hereunder or
                                        under the Distribution Agreement, the
                                        Company will reimburse the Presenting
                                        Agent on an equitable basis for its
                                        loss of the use of funds during the
                                        period when the funds were credited to
                                        the account of the Company.
                                        Immediately upon receipt of the
                                        Certificated Note in respect of which
                                        the failure occurred, the Trustee or
                                        the Company's duly authorized agent
                                        will cancel and destroy the
                                        Certificated Note, make appropriate
                                        entries in its records to reflect the
                                        fact that the Certificated Note was
                                        never issued, and accordingly notify in
                                        writing the Company.





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